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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 25, 2005


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     0-20574                   51-0340466
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
               (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14.d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 -- REGULATION FD

ITEM 7.01     REGULATION FD DISCLOSURE

     On January 25, 2005, The Cheesecake Factory Incorporated issued a press release announcing that it will broadcast its fourth quarter investor conference call on the Internet at 2:00 p.m. Pacific Time on February 8, 2005. A copy of the press release is attached as Exhibit 99.1.


SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              99.1  Press   release   dated   January  25,  2005  entitled  "The
                    Cheesecake Factory To Broadcast Fourth Quarter and Fiscal 2004 Earnings Conference Call on the Internet".












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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 25, 2005                    THE CHEESECAKE FACTORY INCORPORATED



                                             By:  /s/ MICHAEL J. DIXON
                                                --------------------------------
                                                  Michael J. Dixon
                                                  Senior Vice President and
                                                  Chief Financial Officer














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                                  EXHIBIT INDEX

       Exhibit           Description
---------------------    -------------------------------------------------------
        99.1             Press Release dated January 25, 2005 entitled "The
                         Cheesecake Factory To Broadcast Fourth Quarter and
                         Fiscal 2004 Earnings Conference Call on the Internet".

























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